UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

European Stock Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

European stock markets eked out modest gains in the last six months. The eurozone’s well-worn path of employing austerity measures to meet budget targets took a hit during the period, as eight member countries and the UK slipped back into recession. Governments moved to raise taxes and liberalize labor markets to prime their moribund economies. But growth seemed in short supply, and markets sold off last November as uncertainty mounted along with yields on much of European debt. However, European stocks caught an updraft from the global pursuit of returns. Stocks also benefited from news in December 2011 that the eurozone and the International Monetary Fund (IMF) would beef up their rescue funds to fight economic troubles. Our pursuit of solid growth companies with strong cash positions benefited shareholders, particularly as we were able to buy discounted shares of companies with strong exposure to growing economies in the better-performing cyclical sectors.

PERFORMANCE COMPARISON

Your fund returned 8.02% in the six-month period ended April 30, 2012, outperforming the MSCI Europe Index and the Lipper European Region Funds Average. The fund’s long-term relative performance is strong. Based on cumulative total return, Lipper ranked the European Stock Fund 27 of 106, 30 of 95, 17 of 85, and 30 of 67 European region funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2012, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.) The fund benefited from stock selection in the industrials and business services, consumer discretionary, and information technology sectors. As these growth-oriented sectors represent a large portion of the fund, we were able to identify a number of stocks that delivered solid returns.

MARKET REVIEW

The European debt crisis has eased since last summer, when turmoil gripped financial markets and credit tightened severely in what seemed a reprise of 2008. Perhaps the largest infusion of confidence during the period came last December, when the European Central Bank enlarged its coffers through a long-term refinancing operation, known as LTRO, which provides emergency loans to governments at risk of defaulting on their debts due to rising borrowing costs.

Governments across the political spectrum have cut pensions and health care benefits while trying to relax stringent labor laws and reform archaic business rules to spur economic growth. However, attempts to lower debt-to-gross domestic product (GDP) ratios have come at a cost. Unemployment has surged, and its 10.9% reading in March renewed calls from labor unions and the jobless for the easing of austerity measures and the introduction of fiscal stimulus. The fact that the May 6 election in France of socialist President François Hollande was not surprising illustrates the degree to which austerity measures have tested the electorate’s patience.

Former French President Nicolas Sarkozy wasn’t the only target of disaffection. Greece entered another perilous stage after parliamentary elections on May 6 renewed uncertainty over whether the country would implement budget cuts necessary to secure additional money from the IMF and European partners. Borrowing costs on Spain’s debt soared during the period as the government introduced severe austerity measures that helped push the country into recession and drive unemployment to record highs. Italy, too, faced continued challenges. While Prime Minister Mario Monti initiated some reforms, he postponed more painful medicine for fear that the technocratic government might collapse before elections next year. Even the seemingly stable Dutch government—Germany’s strong philosophical ally—collapsed when the conservative ruling party was unable to agree on budget cuts that would bring the country’s deficit to 4.6% of GDP next year, the rate mandated by European Union rules. If the Dutch government couldn’t survive, we couldn’t help thinking, who could? After all, the Netherlands is one of only four remaining AAA rated countries in the eurozone. The others include Finland, Luxembourg, and Germany.

Germany finds itself as something of an outlier, both politically and economically. Its economy has slowed somewhat, but compared with most of its European partners, the robust engine of ingenuity and fierce protector of austerity sailed through turbulent waters with relative ease and perhaps a good dose of envy from many of its neighbors. Across the English Channel, the UK found itself back in recession as the Cameron government continued to push austerity measures.

PORTFOLIO PERFORMANCE AND STRATEGY

Industrials and business services remains our largest overweight versus the MSCI Europe Index, and our stock selection in the sector was the greatest contributor to performance. We increased our exposure to high-quality capital goods companies with resilient end markets, providing some degree of downside protection. Brenntag (Germany), a chemical distribution company, was a strong performer as it posted solid growth numbers. The portfolio also benefited from owning Rolls-Royce (UK), which makes aircraft engines; Zodiac Aerospace (France), a producer of on-board systems and cabin interiors; and Spirax Sarco Engineering (UK), an engineering firm that manufactures steam systems for industrial companies. We were disappointed by ABB (Switzerland), a power and automation technology company, and eliminated the position, as it reported sluggish earnings and now appears to be facing stiff competition from Chinese companies. Professional services company Experian (UK), which provides data and analytical tools used by businesses to manage credit risk and prevent fraud, was a top performer, and we reduced our position on strength. We initiated a position in SGS Group (Switzerland), a leading provider of testing, inspection, and certification services. We expect it to benefit from globalization, tighter environmental safety laws, outsourcing, and shorter product cycles. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

During the last six months, we increased our exposure to consumer discretionary stocks, which benefited from improved spending and a rebound in global markets. We own Nokian Renkaat (Finland), a maker of winter tires that has strong market share due to its top-notch distribution network and exposure to Russia. We participated in the initial public offering of Ziggo, the Netherlands’ largest cable operator. The company is generating solid growth in its high-speed broadband network for its large customer base. We believe Ziggo has the ability to leverage its superior network and products that will continue to grab market share. The stock appears reasonably valued given the company’s long-term growth prospects. We also initiated a position in Tods (Italy), a family-run business that produces high-end shoes, leather goods and accessories, and apparel. While only about 20% of its revenues are generated outside Europe, we expect the company to expand its market share in developed and emerging markets in Asia and elsewhere. It has a solid toehold in the U.S., and we believe the company will grow market share.

We further decreased our allocation to the stressed financials sector. Despite low valuations and the positive impact of the LTROs, the sector remains under intense pressure amid low interest rates, sluggish economic conditions, demanding new capital requirements, and continued credit quality concerns. Overall, our holdings are concentrated in the Nordic countries, Switzerland, and the UK, where we see fewer uncertainties than in the eurozone. We continue to see opportunities in well-capitalized Swedish banks, such as Swedbank and Skandinaviska Enskilda Banken, two solid institutions that are operating in a favorable economic climate. We also initiated a position in Julius Baer (Switzerland), as it enjoys positive inflows and strong emerging markets growth. In the eurozone, we own only Societe Generale (France). Despite its poor performance during the period due to negative sentiment, we believe management is making headway toward restructuring the bank’s balance sheet and restoring profitability. We sold our stake in HSBC (UK) following a period of strong performance. We believe cost pressures remain stubbornly high and are concerned about slowing growth in Asia, a key market for the bank. We sold our position in Komercni Banka (Czech Republic) on strength.

We maintained a strong overweight to information technology. Our holdings are concentrated in the software industry, where we strive to own companies with resilient business models supported by recurring revenues and structural growth drivers. We increased our position in Amadeus IT Holding (Spain), a leading provider of IT solutions for the travel industry, as we expect it to benefit from growth in global air traffic. Our key holdings in IT are online payment processor Wirecard (Germany); Simcorp (Denmark), which produces investment management systems; and SAP (Germany), which makes business application software.

In the energy sector, we favor energy and petroleum companies and equipment and services providers. We bought shares of oil and gas company Repsol (Spain) on weakness. We trimmed our position in Subsea 7 (Norway), an engineering and construction services contractor, on strength, and bought a new stake in Fred Olsen Energy (Norway), an offshore exploration and development services company. We expect the firm to benefit from many opportunities as the industry moves to new deepwater regions.

We established a position in the utilities company Enagas (Spain), the monopoly owner and operator of the country’s gas transmission network, as we believe investors have not fully recognized the value of Enagas’ good earnings, rising cash flow, and compelling dividend yield. We expect revenues to grow steadily despite the difficult economic conditions in Spain, as the company’s contracts are not related to economic cycles.

INVESTMENT OUTLOOK

Despite improvements in global economic conditions, particularly in the U.S., the European economic outlook remains weak. Recent data suggest a sluggish environment, with more countries entering recession as governments struggle to find ways to grow their economies while meeting stringent deficit-reduction targets. Italy, Spain, Ireland, Portugal, France, Greece, and other countries are certainly not in the same economic boat, and we could spend volumes parsing their differences. But they are all suffering the same malady, namely too much spending and too little growth. Unlike the U.S., which is essentially monetizing its debt by debasing the dollar, the option does not exist for countries using the euro. Indeed, Greece may eventually have to part ways with the eurozone, as it finds fewer ways and less political will to meet budget targets. We do not believe the country’s exit from the group would result in irreparable long-term harm, as many European banks long ago reduced their exposure to the country.

We’re encouraged by the difficult measures that governments in Spain, Italy, Ireland, and others have imposed and believe that, while the next several quarters will be perhaps even more challenging than recent months, the countries will emerge from this period stronger. France under its new leadership will push back on austerity, but we do not expect much accommodation from German Chancellor Angela Merkel. No doubt, the new Merkel-Hollande marriage will be more tempestuous than the uneasy Merkel-Sarkozy alliance. France, too, knows that it will have to continue to take the tough medicine that many of its neighbors are reluctantly swallowing.

In this challenging environment, corporate performance is under pressure as evidenced by the disappointing fourth-quarter earnings season. Although earnings revisions are gradually recovering, downgrades remain prevalent as margins suffer from rising cost pressures and slowing European and emerging markets. On the bright side—and even after the recent rally in equity markets—we believe valuations in European companies appear attractive. Many companies have stronger fundamentals than they did in 2008, with robust balance sheets, low inventory levels, and growth opportunities outside of their home markets. We continue to focus on identifying high-quality companies with strong balance sheets and management teams, operating in structurally attractive industries.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

May 17, 2012

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 14.22	$ 14.92	$ 13.97	$ 10.82	$ 24.35	$ 20.74
Investment activities						
Net investment income[(1)]	0.12	0.33	0.30	0.42	0.40	0.32
Net realized and unrealized gain (loss)	0.96	(0.74)	1.13	3.12	(10.48)	5.64
Total from investment activities	1.08	(0.41)	1.43	3.54	(10.08)	5.96
Distributions						
Net investment income	(0.34)	(0.29)	(0.48)	(0.39)	(0.32)	(0.26)
Net realized gain	–	–	–	–	(3.13)	(2.09)
Total distributions	(0.34)	(0.29)	(0.48)	(0.39)	(3.45)	(2.35)
NET ASSET VALUE						
End of period	**$ 14.96**	**$ 14.22**	**$ 14.92**	**$ 13.97**	**$ 10.82**	**$ 24.35**

Ratios/Supplemental Data

Total return[(2)]	8.02%	(2.84)%	10.46%	33.78%	(47.65)%	31.15%
Ratio of total expenses to average net assets	1.00%[(3)]	1.01%	1.03%	1.08%	1.01%	0.98%
Ratio of net investment income to average net assets	1.69%[(3)]	2.16%	2.21%	3.71%	2.22%	1.47%
Portfolio turnover rate	18.4%	57.6%	61.1%	88.3%	105.9%	88.4%
Net assets, end of period (in millions)	$ 694	$ 706	$ 722	$ 708	$ 573	$ 1,215

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
BELGIUM 2.1%		
Common Stocks 2.1%		
Anheuser-Busch InBev	206,632	14,893
Total Belgium (Cost $11,963)		14,893
DENMARK 2.2%		
Common Stocks 2.2%		
Novo Nordisk, Class B	32,915	4,855
Simcorp	57,972	10,315
Total Denmark (Cost $13,423)		15,170
FINLAND 1.1%		
Common Stocks 1.1%		
Nokian Renkaat	159,084	7,545
Total Finland (Cost $6,433)		7,545
FRANCE 15.6%		
Common Stocks 15.6%		
Accor	227,501	7,858
Aeroports de Paris	99,371	8,361
Air Liquide (1)	47,953	6,168
Danone	139,080	9,785
JCDecaux (1)	290,886	8,253
M6 Metropole Television	454,093	6,973
Sanofi	295,926	22,586
Schneider Electric (1)	182,836	11,232
Societe Generale, Class A	256,201	6,057
Unibail-Rodamco	57,708	10,786
Zodiac Aerospace	90,238	9,931
Total France (Cost $96,601)		107,990

GERMANY 12.3%

Common Stocks 12.3%

Adidas	100,976	8,421
Allianz	76,269	8,498
Brenntag	118,201	14,723
Fresenius	135,505	13,524
GEA Group	258,461	8,529
SAP	190,133	12,607
Wirecard	1,012,900	18,771
Total Germany (Cost $57,273)		85,073

IRELAND 1.0%

Common Stocks 1.0%

CRH	332,859	6,748
Total Ireland (Cost $6,878)		6,748

ITALY 5.7%

Common Stocks 5.7%

Eni	792,604	17,595
Prysmian	543,315	8,846
Terna	1,507,392	5,607
Tods	68,421	7,879
Total Italy (Cost $39,989)		39,927

MEXICO 1.0%

Common Stocks 1.0%

Fresnillo (GBP)	276,821	7,008
Total Mexico (Cost $6,106)		7,008

SWITZERLAND 10.4%

Common Stocks 10.4%

Julius Baer	211,474	8,096
Novartis, Regulation D Shares	320,808	17,690
Richemont, Class A	207,733	12,840
Roche Holding - Genusscheine	62,581	11,432
SGS Group	3,054	5,898
Sika	4,684	9,924
UBS (1)	536,645	6,699
Total Switzerland (Cost $67,567)		72,579

UNITED KINGDOM 32.9%

Common Stocks 32.9%

AMEC	276,086	5,086
Barclays	2,879,166	10,198
BG Group	745,616	17,552
BHP Billiton	379,923	12,174
Capita	958,927	10,318
Experian	1,260,764	19,898
GlaxoSmithKline	790,955	18,292
Informa	1,165,318	7,841
Johnson Matthey	197,079	7,401
Reckitt Benckiser	183,503	10,682
Restaurant Group	2,309,390	10,528
Rolls-Royce (1)	864,162	11,549
Royal Dutch Shell, B Shares	740,657	27,003
Spirax Sarco Engineering	273,056	10,219
SSE	318,608	6,831
Standard Chartered	411,816	10,065
Tesco	1,449,909	7,467
Tullow Oil	400,589	9,973
Vodafone	4,720,984	13,063

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At April 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $124,471,000 and $173,083,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $150,719,000 of available capital loss carryforwards, which expire as follows: $40,979,000 in fiscal 2016, and $109,740,000 in fiscal 2017.

At April 30, 2012, the cost of investments for federal income tax purposes was $590,100,000. Net unrealized gain aggregated $102,179,000 at period-end, of which $119,767,000 related to appreciated investments and $17,588,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $215,000 for T. Rowe Price Services, Inc.; and $15,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $99,000 of Spectrum Funds’ expenses, of which $65,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2012, approximately 21% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 206,215 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and facto ring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012